Fees Summary	Oct. 28, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,106,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,853.43
Total Offset Amount	0.00
Net Fee	$ 1,853.43
Final Prospectus	false